                                                                   EXHIBIT 10.35

                                                                [EXECUTION COPY]

                  THIRD AMENDMENT, CONSENT AND LIMITED WAIVER

                                       TO

                     AMENDED AND RESTATED CREDIT AGREEMENT


          THIS THIRD AMENDMENT, CONSENT AND LIMITED WAIVER TO AMENDED AND RESTATED CREDIT AGREEMENT (the "Third Amendment") dated as of May 22, 1997
                                ---------------
relates to that certain Amended and Restated Credit Agreement dated as of September 24, 1996 (as previously amended and as further amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"),
                                                           ----------------
among Acme Alabama, Inc., RSC Industrial Corporation (formerly known as Acme Dixie Inc.), Acme Duval Inc., Acme Rents, Inc., The Air & Pump Company and Walker Jones Equipment, Inc. (collectively, the "Borrowers"), RSC Acquisition
                                                 ---------
Corp., RSC Holdings, Inc. and Rental Service Corporation (collectively, the "Parent Guarantors"), each financial institution identified on Annex I thereto
------------------
(together with its successors and permitted assigns pursuant to Section 12.8 thereof, a "Lender"), the Issuing Bank and BT Commercial Corporation ("BTCC")
            ------                                                     ----
acting as agent for the Lenders and the Issuing Bank (in such capacity, together with any successor agent appointed pursuant to Section 11.8 thereof, the "Agent").
 -----


          1.  DEFINITIONS.    Capitalized terms used and not otherwise defined
              -----------
herein have the meanings assigned to them in the Credit Agreement.

          2.  AMENDMENTS TO THE CREDIT AGREEMENT.  Upon the "Amendment Effective
              ----------------------------------
Date" (as defined in Section 6 below), the Credit Agreement is hereby amended as follows:

               2.1  AMENDMENTS TO SECTION 1.1.  Section 1.1 of the Credit
                    -------------------------
     Agreement is hereby amended as follows:

                    (a) the definition of "Acme Dixie" is amended and restated in its entirety to read as follows:

                    Acme Dixie means RSC Industrial Corporation, a Delaware
                    ----------
               corporation formerly known as Acme Dixie Inc.

                    (b) the definition of "Applicable Eurodollar Rate Margin" is amended and restated in its entirety to read as set forth on

          Exhibit I attached hereto and made a part hereof;
          ---------

                    (c) the definition of "Applicable Prime Rate Margin" is amended and restated in its entirety to read as set forth on Exhibit II attached hereto and made a part hereof;
                          ----------

                    (d) the definition of "Commitment" is amended to delete the reference therein to "$200,000,000" and to substitute in lieu thereof "$300,000,000";

                    (e) the definition of "Interest Coverage Ratio" is amended and restated in its entirety to read as follows:

                    Interest Coverage Ratio as of a Quarterly Determination Date
                    -----------------------
               means, solely for purposes of determining the Applicable Eurodollar Rate Margin and the Applicable Prime Rate Margin, the ratio of (i) EBITA to (ii) Interest Expense for the six-month period ending on such Quarterly Determination Date.

                    (f) the following definition of "New Offering" is hereby added to Section 1.1 of the Credit Agreement in proper alphabetical order:

                    New Offering means the public offering by RSC of the sale of
                    ------------
               shares of its common stock, to be made concurrently with the sale of shares of RSC's common stock by certain shareholders of RSC.

                    (g) the definition of "Pro Forma" is amended and restated in its entirety to read as follows:

                    Pro Forma means the unaudited pro forma consolidated balance
                    ---------
               sheet of RSC contained in the Registration Statement for the New Offering, dated as of March 31, 1997, and giving effect to the New Offering, the consummation of the acquisitions described therein and the extensions of credit contemplated by this Credit Agreement.

                    (h) the definition of "Registration Statement" is amended and restated in its entirety to read as follows:

                    Registration Statement means, as applicable, (i) the
                    ----------------------
               Registration Statement No. 333-0549 on Form S-1 filed by RSC with the Commission on June 13, 1996 with respect to the IPO, as amended by amendments provided to the Agent pursuant to Section
                                                                       -------
               5.1(a) and (ii) the Registration Statement No. 333-____ on Form
               ------
               S-1 filed by RSC with the

               Commission on May 9, 1997 with respect to the New Offering, as amended by amendments provided to the Agent pursuant to Section 5 of the Third Amendment.

                    (i) the following definition of "Third Amendment" is hereby added to Section 1.1 of the Credit Agreement in proper alphabetical order:

                    Third Amendment means the Third Amendment, Consent and
                    ---------------
               Limited Waiver dated as of May 22, 1997 to Amended and Restated Credit Agreement dated as of September 24, 1996, among the Borrowers, the Parent Guarantors, the Agent and the Lenders.

                    (j) the following definition of "Third Amendment Effective Date" is hereby added to Section 1.1 of the Credit Agreement in proper alphabetical order:

                    Third Amendment Effective Date means the "Amendment
                    ------------------------------
               Effective Date" under (and as defined in) the Third Amendment.

               2.2  AMENDMENT TO SECTION 4.4.  Section 4.4 of the Credit
                    ------------------------
     Agreement is hereby amended and restated in its entirety to read as follows:

                    4.4  Unused Line Fee.  The Borrowers jointly and severally
                         ---------------
          agree to pay to the Agent, for the account of the Lenders in accordance with their respective Proportionate Shares, a fee (the "Unused Line Fee"), accruing at the rate of 0.25% per annum on the
          ----------------                                  ---------
          average daily amount by which the Commitments at the close of business on such day exceeds the sum of (a) the outstanding principal amount of the Loans, plus (b) the outstanding Letter of Credit Obligations, for
                     ----
          the period commencing on the Third Amendment Effective Date and ending on the Expiration Date, such Unused Line Fee being payable (x) monthly, in arrears, commencing on the first day of the calendar month immediately following the Third Amendment Effective Date and (y) on the Expiration Date.

               2.3  AMENDMENT TO SECTION 4.5(a).  Section 4.5(a) of the Credit
                    ---------------------------
     Agreement is hereby amended to delete the reference to "4.75%" therein and to substitute in lieu thereof "4.00%".

               2.4  AMENDMENTS TO SECTION 4.6.  Section 4.6 of the Credit
                    -------------------------
     Agreement is hereby amended as follows:

                    (a) to delete each reference to "3.25%" therein and to substitute in lieu thereof "2.50%"; and

                    (b) to delete the reference to "4.75%" therein and to substitute in lieu thereof "4.00%".


               2.5  AMENDMENT TO SECTION 6.7.  Section 6.7 of the Credit
                    ------------------------
     Agreement is hereby amended to add the phrase "and the New Offering" immediately following the reference to "the IPO" therein.

               2.6  AMENDMENT TO SECTION 6.9.  Section 6.9 of the Credit
                    ------------------------
     Agreement is hereby amended and restated in its entirety to read as follows:

                    6.9  Financial Data.  The Credit Parties have provided to
                         --------------
          the Agent and each of the Lenders complete and accurate copies of (a) the audited consolidated financial statements for RSC and its Subsidiaries as of December 31, 1996, (b) the unaudited financial statements of RSC and its Subsidiaries as of March 31, 1997, (c) the Pro Forma and (d) the Projections. Such Financial Statements have been prepared in accordance with GAAP consistently applied throughout the periods involved except as stated therein and fairly present the respective consolidated financial positions, results of operations and cash flows of RSC and its Subsidiaries for each of the periods covered, subject in the case of clause (b) to audit adjustments and reclassification and month-end reconciliations. None of the Credit Parties has any Contingent Obligation, contingent liability or liability for taxes, long-term leases or commitments, which is not reflected (to the extent required by GAAP consistently applied) in such Financial Statements. The Pro Forma fairly presents on a pro
                                                                         ---
          forma basis the financial condition of RSC and its Subsidiaries as of
          -----
          March 31, 1997 but after giving effect to the New Offering and the consummation of the acquisitions described therein, and reflects on a pro forma basis those liabilities reflected in the notes thereto and
          --- -----
          resulting from consummation of the New Offering, the acquisitions described therein and the transactions contemplated by the Credit Documents. The Projections and the assumptions expressed in the Pro Forma are reasonable based on the information available to the Credit Parties at the time so furnished.

               2.7  AMENDMENT TO ANNEX I.  Annex I to the Credit Agreement is
                    --------------------
     hereby deleted in its entirety and new Annex I, attached hereto as Exhibit
                                                                        -------
     III, is substituted in lieu thereof.
     ---

               2.8  AMENDMENT TO EXHIBIT I.  Exhibit I to the Credit Agreement
                    ----------------------
     (Pro Forma) is hereby deleted in its entirety.

               2.9  AMENDMENT TO EXHIBIT J.  Exhibit J to the Credit Agreement
                    ----------------------
     (Projections) is hereby deleted in its entirety and new Exhibit J, attached hereto as Exhibit IV, is substituted in lieu thereof.
               ----------

               2.10  AMENDMENT TO EXHIBIT O.  Exhibit O to the Credit Agreement
                     ----------------------
     (Form of Compliance Certificate) is hereby deleted in its entirety and new Exhibit O, attached hereto as Exhibit V, is substituted in lieu thereof.
                                   ---------

              2.11  AMENDMENT TO SCHEDULE B.  Schedule B to the Credit Agreement
                    -----------------------
     is hereby deleted in its entirety and new Schedule B, attached hereto as
     Exhibit VI, is substituted in lieu thereof.
     ----------

              2.12  AMENDMENTS TO SCHEDULE D.  Schedule D to the Credit
                    ------------------------
     Agreement is hereby amended as set forth on Exhibit VII attached hereto.
                                                 -----------

          3.   CONSENT.  As of the date the Agent shall have received
               -------
counterparts hereof executed by each Borrower, each Parent Guarantor, the Agent and the Majority Lenders, the Majority Lenders hereby approve (a) the following acquisitions (collectively, the "Acquisitions"): (i) the acquisition by Walker
                                 ------------
Jones of substantially all of the assets of Brute Equipment, Inc., an Iowa corporation d/b/a Foxx-Hy Reach Company ("FHR") on substantially the terms set
                                          ---
forth in the Asset Purchase Agreement dated as of April 25, 1997 by and among RSC, Walker Jones, FHR and Thomas H. Foster, as "Seller Stockholder", a copy of which is attached hereto as Exhibit VIII (the "FHR Asset Purchase Agreement")
                            ------------       ----------------------------
and (ii) the acquisition by Walker Jones of substantially all of the assets of Central States Equipment, Inc., a Kansas corporation ("CSE") and Equipment
                                                       ---
Lessors, Inc., a Kansas corporation ("EL") on substantially the terms set forth
                                      --
in the Asset Purchase Agreement dated as of April 26, 1997 by and among Walker Jones, CSE, EL and John Cooney, as the "Seller Stockholder", a copy of which is attached hereto as Exhibit IX (the "CSE Asset Purchase Agreement" and, together
                   ----------       ----------------------------
with the FHR Asset Purchase Agreement, the "Purchase Agreements"); provided,
                                            -------------------    --------
however, that, if the Amendment Effective Date has not then occurred, then prior
-------
to or concurrently with the consummation of the applicable Acquisition described above, (x)
the Agent shall have received the documents described in clauses (v) through
                                                         -----------
(xiv), (xv)(A), (xvi), (xviii) and (xxii) of Section 6(a) below, in each case
-----  -------  -----  -------     ------    ------------
pertaining to such Acquisition and otherwise in form and substance satisfactory to the Agent and (y) each of the conditions set forth in Sections 6(b), 6(c) and
                                                         -------------  ----
6(e) below, as they pertain to such Acquisition, shall have been satisfied; and
----
(b) the Stock Option Plan for Key Employees, the 1996 Equity Participation Plan of Rental Service Corporation and the Rental Service Corporation Employee Qualified Stock Purchase Plan, copies of which are attached hereto as Exhibit X.
                                                                      ---------

          4.   LIMITED WAIVER.  As of the date the Agent shall have received
               --------------
counterparts hereof executed by each Borrower, each Parent Guarantor, the Agent and the Majority Lenders, the Majority Lenders hereby waive (a) the provisions of Section 8.13 of the Credit Agreement and Section 9 of the Security Agreement in respect of (and solely in respect of) the requirements that (i) the Agent receive at least 30 Business Days' prior written notice of Acme Dixie's change of name to RSC Industrial Corporation (the "Acme Dixie Name Change") and (ii)
                                            ----------------------
the Agent receive amended exhibits, financing statements and other documents relating to the Acme Dixie Name Change at least 10 Business Days prior thereto so long as all documents pertaining thereto are delivered pursuant to Section 6
                                                                      ---------
below and (b) for a period of 30 days after the consummation of the applicable Acquisition, the provisions of Sections 4.12 and 8.17 of the Credit Agreement in respect of (and solely in respect of) the requirement that Lockbox Agreements or Restricted Account Agreements be executed with respect to each bank account opened or acquired by Walker Jones in connection with such Acquisition into which Collections and proceeds of Collateral are to be deposited, provided that
                                                                  --------
Walker Jones shall transfer balances in such bank accounts to its Concentration Account in accordance with procedures satisfactory to the Agent.

          5.   REPRESENTATIONS AND WARRANTIES.  Each of the Borrowers hereby
               ------------------------------
represents and warrants to each Lender, the Issuing Bank and the Agent that, as of the Amendment Effective Date (after giving effect to this Third Amendment and the New Offering) and as of the date of consummation of each Acquisition (after giving effect to the consents contained in Section 3 above and the limited
                                           ---------
waivers contained in Section 4 above):
                     ---------

          (a) Each of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct on and as of such dates, as if then made, other than representations and warranties that relate solely to an earlier date;

          (b) No Default or Event of Default shall have occurred and is continuing;

     (c) No change, occurrence, event or development or event involving a prospective change that is reasonably likely to have a Material Adverse Effect shall have occurred and be continuing;

          (d)  No Change of Control has occurred; and

          (e) Each Acquisition is an Acquisition permitted by Section 8.5(g) of the Credit Agreement.

          6.   AMENDMENT EFFECTIVE DATE.  Except as set forth in Section 3
               ------------------------                          ---------
above, this Third Amendment shall become effective as of the date, on or before June 30, 1997 (the "Amendment Effective Date") when each of the following
                    ------------------------
conditions shall have been satisfied, provided, however, that to the extent
                                      --------  -------
either Acquisition has not been consummated on or prior to the date on which this Third Amendment would otherwise become effective, the conditions relating to such Acquisition need not be satisfied in order for the Amendment Effective Date to occur:

          (a) the Agent shall have received each of the following documents, in each case in form and substance reasonably satisfactory to the Agent:

               (i) counterparts hereof executed by each Borrower, each Parent Guarantor, the Agent and each Lender;

               (ii) an amended and restated Note made by each Borrower, in each case payable to BTCC, each in a principal amount of $122,500,000 and otherwise in substantially in the form of Exhibit D to the Credit Agreement;

               (iii) a Reaffirmation of Guaranty and Contribution Agreements executed by each Borrower in favor of the Agent, the Issuing Bank and the Lenders, pursuant to which each Borrower confirms its full and unconditional guarantee of the payment and performance of the Obligations of each other Borrower;

               (iv) if the Comtect Consolidation has not then been consummated, a Reaffirmation of Guaranty and Contribution Agreement executed by each Subsidiary Guarantor in favor of the Agent, the Issuing Bank and the Lenders, pursuant to which each Subsidiary Guarantor confirms its full and unconditional guarantee of the payment and performance of the Obligations of Acme Dixie;

               (v) an amendment to the Security Agreement giving effect to the Acquisitions;

               (vi) to the extent that Walker Jones acquires any federally registered trademarks or trademark applica tions in either Acquisition, an amendment to the Trademark Security Agreement giving effect to such Acquisition;

               (vii) Collateral Access Agreements with respect to each real property location leased or subleased by Walker Jones from the applicable selling shareholders where assets acquired in either Acquisition are or will be located (provided that Walker Jones shall
                                              --------
          use its best efforts to obtain Collateral Access Agreements with respect to all other real property locations where such assets are or will be located in accordance with Section 7.17 of the Credit Agreement);

               (viii) collateral assignments of all of RSC's and Walker Jones' rights under the Purchase Agreements;

               (ix) (A) Uniform Commercial Code financing statements naming Walker Jones as debtor and the Agent as secured party as to the assets acquired in the Acquisitions for all jurisdictions as may be necessary or desirable to perfect the Liens granted to the Agent, for the benefit of the Holders, in such assets pursuant to the Security Agreement and (B) Uniform Commercial Code financing and amendment statements reflecting the Acme Dixie Name Change;

               (x) personal property tax, lien and judgment searches against FHR, CSE, EL and any other Person selling assets in either Acquisition (collectively, the "Selling Parties") and all trade names of any of
                              ---------------
          them in all jurisdictions where any Selling Party has, or within the last five years had, personal property;

               (xi) evidence that all Indebtedness which is secured by any Lien encumbering any asset acquired in either Acquisition has been repaid and that all such Liens have been terminated other than such Indebtedness permitted under Section 8.6(c) or Section 8.6(d) of the Credit Agreement and Liens permitted by Section 8.7(c) of the Credit Agreement;

               (xii) appraisals of all Rental Equipment acquired in each Acquisition;

               (xiii) copies of all Phase I environmental reports delivered with respect to real property owned or to be owned or leased or to be leased by the Credit Parties where assets acquired in either Acquisition are or will be located;

               (xiv) Evidence that the Hart-Scott-Rodino waiting period with respect to each Acquisition has expired or has been terminated;

               (xv) a certificate of the Secretary or Assistant Secretary of each Credit Party certifying (A) the resolutions of the Board of Directors of such Credit Party authorizing, to the extent applicable, the Acquisitions, the New Offering, the execution, delivery and performance of this Third Amendment and the Credit Documents executed in connection herewith, (B) the names, incumbency and signatures of the officers of such Credit Party authorized to execute, deliver and perform such Credit Documents and (C) the accuracy and completeness of the Governing Documents delivered to the Agent, the Issuing Banks and the Lenders prior to the Amendment Effective Date, attaching thereto any and all amendments and modifications of such Governing Documents not previously delivered to such parties;

               (xvi) a certificate of the chief executive officer, chief financial officer or treasurer of each Credit Party executed and delivered on behalf of such Credit Party certifying that all conditions precedent to the effectiveness of this Third Amendment (other than conditions within the control of the Agent and the Lenders) have been met (or, concurrently with the Amendment Effective Date, will be met), all representations and warranties made in this Third Amendment are true and correct and (after giving effect to this Third Amendment) no Default or Event of Default has occurred and is continuing, provided that, to the extent such a certificate is
                      --------
          required to be delivered prior to the Amendment Effective Date pursuant to Section 3 above, such certificate shall certify that all
                      ---------
          conditions precedent to the consent of the Majority Lenders to the applicable Acquisition have been met, all representations and warranties made in this Third Amendment as of the date of consummation of such Acquisition are true and correct as of such date and no Default or Event of Default has occurred and is continuing as of such date;

               (xvii) a Solvency Certificate for the Credit Parties, on a combined basis, executed by the Senior

          Vice President of Operations of RSC and chief financial officer or treasurer of the other Credit Parties and giving effect to this Third Amendment and the New Offering;

               (xviii) Good Standing Certificates (including tax certifications where available) for Walker Jones from the appropriate Governmental Authorities in the States of Illinois, Iowa, Kansas, Missouri and Oklahoma (or other evidence satisfactory to the Agent that Walker Jones has qualified to do business in such states);

               (xix) a certified copy of the prospectus and Registration Statement for the New Offering;

               (xx) a funds flow memorandum certified by the chief financial officer or treasurer of the Credit Parties with respect to the proceeds of the New Offering and the payment of transaction costs related thereto;

               (xxi) an opinion of Latham & Watkins, special counsel to the Credit Parties, with respect to this Third Amendment and other matters which the Agent may reasonably request;

               (xxii) to the extent delivered in connection with either Acquisition, an opinion of counsel to the applicable Selling Parties with respect to such Acquisition which permits, either expressly or pursuant to a reliance letter, the Agent, the Issuing Bank and the Lenders to rely thereon; and

               (xxiii) such additional documentation as the Agent may reasonably request.

          (b) The Agent and each Lender shall have completed its review of the business, operations, assets, liabilities and Contractual Obligations of the Credit Parties, after giving effect to the New Offering and the Acquisitions, the results of which shall have provided the Agent and each Lender with results and information which, in the judgment of each such Person, are satisfactory to permit the Agent and each Lender to enter into this Third Amendment.

          (c) All aspects of each Acquisition shall have been, or concurrently with the effectiveness hereof will be, consummated, in compliance with all applicable Requirements of Law, the Credit Agreement (as amended by this Third Amendment), the other Credit Documents and the applicable Purchase Agreement (unless waived in writing by the Majority Lenders).

          (d) All aspects of the New Offering shall have been consummated in compliance with all applicable Requirements of Law and the Registration Statement therefor, and RSC shall have received net proceeds from the New Offering in an amount not less than $45,000,000.

          (e) No law, regulation, order, judgment or decree of any Governmental Authority shall, and the Agent shall not have received any notice that litigation is pending or threatened which is likely to, enjoin, prohibit or restrain the consummation of the Acquisitions, the New Offering or the transactions contemplated by this Third Amendment, except for such laws, regulations, orders or decrees, or pending or threatened litigation that in the aggregate could not reasonably be expected to result in a Material Adverse Effect.

          (f) Complete and accurate copies of the Pro Forma and the Projections shall have been delivered to the Agent. After review of the foregoing, the Agent shall be satisfied, in its sole discretion, that (i) the financial condition of the Credit Parties does not differ in any material adverse respect from the condition evidenced by the financial information provided to the Agent prior to April 30, 1997 and (ii) the Credit Parties will be able to comply with the Financial Covenants.

          (g) Since April 30, 1997, there shall not have occurred a material adverse change in financial, banking or capital market conditions generally that, in the sole judgment of BTCC, would substantially impair the subsequent marketability of the Commitment of BTCC.

          (h) All Fees, and all Expenses as to which the Credit Parties have received an invoice, in each case which are payable on or before the Amendment Effective Date shall have been paid.

          7.   OTHER REQUIRED DELIVERIES.  The Credit Parties shall deliver to
               -------------------------
the Agent: (a) as soon as practicable and in any event not later than five Business Days after the consummation of the applicable Acquisition, a certified copy of the Purchase Agreement relating to such Acquisition, together with all schedules thereto duly completed and any other material agreements executed in connection therewith; (b) as soon as practicable and in any event not later than 30 days after the consummation of the applicable Acquisition, fully executed Lockbox Agreements or Restricted Account Agreements with respect to each bank account opened or acquired by Walker Jones in connection with such Acquisition into which Collections and proceeds of Collateral are to be deposited; and (c) as soon as practicable and in any event not later than 30 days after the Third Amendment Effective Date, Certificates of Insurance issued by the Credit Parties' insurance agent(s) or carrier(s) evidencing the Credit Parties' insurance coverage listed on Schedule C to the Credit Agreement (A) showing that all Collateral locations (including Collateral locations acquired in the Acquisitions) are covered by such insurance policies and (B) showing the Agent as an additional insured with respect to RSC's liability insurance policies and loss payee with respect to the Credit Parties' business interruption policies and casualty insurance policies covering the Collateral, together with a Lender's Loss Payable Endorsement (mortgagee form), executed by such agent or carrier in favor of the Agent.

          8.   MISCELLANEOUS.  This Third Amendment is a Credit Document.  The
               -------------
headings herein are for convenience of reference only and shall not alter or otherwise affect the meaning hereof. Except to the extent specifically amended or modified hereby for the periods specified herein, the provisions of the Credit Agreement shall not be amended, modified, impaired or otherwise affected hereby and the Credit Agreement and all of the Obligations are hereby confirmed in full force and effect. The execution, delivery and effectiveness of this Third Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent, any Lender or the Issuing Bank under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents.

          9.   COUNTERPARTS.  This Third Amendment may be executed in any number
               ------------
of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

          10.  GOVERNING LAW.  THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF
               -------------
THIS THIRD AMENDMENT AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS THIRD AMENDMENT, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAWS PROVISIONS OTHER THAN THOSE CONTAINED IN NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401) AND DECISIONS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the Agent, the Lenders, the Borrowers and the Parent Guarantors have caused this Third Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.



BORROWERS:                    ACME ALABAMA, INC.,
---------
                                an Alabama corporation


                              By: /s/ Douglas A. Waugaman
                                 ---------------------------------------------
                              Title: Secretary
                                    ------------------------------------------


                              RSC INDUSTRIAL CORPORATION,
                                a Delaware corporation


                              By: /s/ Douglas A. Waugaman
                                 ---------------------------------------------
                              Title: Secretary
                                    ------------------------------------------


                              ACME DUVAL INC.,
                                a Delaware corporation


                              By: /s/ Douglas A. Waugaman
                                 ---------------------------------------------
                              Title: Secretary
                                    ------------------------------------------


                              ACME RENTS, INC.,
                                a California corporation


                              By: /s/ Douglas A. Waugaman
                                 ---------------------------------------------
                              Title: Secretary
                                    ------------------------------------------


                              THE AIR & PUMP COMPANY,
                                a Texas corporation


                              By: /s/ Douglas A. Waugaman
                                 ---------------------------------------------
                              Title: Secretary
                                    ------------------------------------------

                              WALKER JONES EQUIPMENT, INC.,
                                a Mississippi corporation


                              By: /s/ Douglas A. Waugaman
                                 ---------------------------------------------
                              Title: Secretary
                                    ------------------------------------------

PARENT GUARANTORS:            RSC ACQUISITION CORP.,
-----------------
                                a Delaware corporation


                              By: /s/ Douglas A. Waugaman
                                 ---------------------------------------------
                              Title: Secretary
                                    ------------------------------------------


                              RSC HOLDINGS, INC.,
                                a Delaware corporation


                              By: /s/ Douglas A. Waugaman
                                 ---------------------------------------------
                              Title: Secretary
                                    ------------------------------------------


                              RENTAL SERVICE CORPORATION,
                                a Delaware corporation


                              By: /s/ Douglas A. Waugaman
                                 ---------------------------------------------
                              Title: Senior Vice President
                                    ------------------------------------------


AGENT:                        BT COMMERCIAL CORPORATION,
-----
                                as Agent


                              By: /s/ Thomas L. Ventling
                                 ---------------------------------------------
                                     Senior Vice President


LENDERS:                      BT COMMERCIAL CORPORATION
-------


                              By: /s/ Thomas L. Ventling
                                 ---------------------------------------------
                                     Senior Vice President

                              THE CIT GROUP/BUSINESS CREDIT, INC.


                              By: /s/ William Shiao
                                 --------------------------------------------
                                  Assistant Vice President


                              CONGRESS FINANCIAL CORPORATION (WESTERN)


                              By: /s/ Cecil C. Chinery
                                 --------------------------------------------
                                  Vice President


                              DEUTSCHE FINANCIAL SERVICES CORPORATION


                              By: /s/ K.C. McDonnell
                                 --------------------------------------------
                                  Vice President


                              GIBRALTAR CORPORATION OF AMERICA


                              By: /s/ Harvey Friedman
                                 -------------------------------------------
                                  Executive Vice President


                              IBJ SCHRODER BANK & TRUST COMPANY


                              By: /s/ Christopher J. Morrito
                                 ------------------------------------------
                                  Vice President


                              LASALLE NATIONAL BANK, N.A.


                              By: /s/ Christopher G. Clifford
                                 ------------------------------------------
                                  Senior Vice President


                              NATIONSBANK OF TEXAS, N.A.


                              By: /s/ E. James Beckemeier
                                 ------------------------------------------
                                  Vice President

                              SANWA BANK CALIFORNIA


                              By: /s/ Joseph C. Arco
                                 ------------------------------------------
                                  Vice President


                              SUMITOMO BANK OF CALIFORNIA


                              By: /s/ Matthew R. Van Steenhuyse
                                 ------------------------------------------
                                  Vice President


                              UNION BANK OF CALIFORNIA, N.A.


                              By: /s/ Martin P. Valencia
                                 ------------------------------------------
                                  Assistant Vice President

                                   EXHIBIT I
                                       TO
                  THIRD AMENDMENT, CONSENT AND LIMITED WAIVER



              New Definition of Applicable Eurodollar Rate Margin
              ---------------------------------------------------


          Applicable Eurodollar Rate Margin means (a) from the Third Amendment
          ---------------------------------
Effective Date until the first anniversary of the Effective Date, a rate per
                                                                         ---
annum equal to 1.75%, provided that if the Interest Coverage Ratio for the
-----                 --------
applicable period ending on the then most recent Quarterly Determination Date (as shown on the quarterly Compliance Certificate delivered pursuant to Section
                                                                        -------
7.1(c)) is within the ranges set out below and no Default or Event of Default
------
exists as of such Quarterly Determination Date, the Applicable Eurodollar Rate Margin shall be the per annum rate set out opposite the applicable range
                    --- -----
indicated below:

 =================================================
 INTEREST COVERAGE RATIO     APPLICABLE EURODOLLAR
                                  RATE MARGIN
   -----------------------------------------------
   Greater than 3.5:1                         1.50%
   and not more than
   4.0:1
   -----------------------------------------------
   Greater than 4.0:1                         1.25%
   ===============================================

and (b) from and after the first anniversary of the Effective Date, a rate per
                                                                           ---
annum equal to 2.00%, provided that if the Interest Coverage Ratio for the
-----                 --------
applicable period ending on the then most recent Quarterly Determination Date (as shown on the quarterly Compliance Certificate delivered pursuant to Section
                                                                        -------
7.1(c)) is within the ranges set out below and no Default or Event of Default
------
exists as of such Quarterly Determination Date, the Applicable Eurodollar Rate Margin shall be the per annum rate set out opposite the applicable range
                    --- -----
indicated below:

 ==================================================
 INTEREST COVERAGE RATIO     APPLICABLE EURODOLLAR
                                  RATE MARGIN
 --------------------------------------------------
    Greater than 3.0:1                        1.75%
    and not more than
    3.5:1
    ----------------------------------------------
    Greater than 3.5:1                        1.50%
    and not more than
    4.0:1
    ----------------------------------------------
    Greater than 4.0:1                        1.25%
    ==============================================

In the event of the delivery of a Compliance Certificate showing an increase or decrease in the Interest Coverage Ratio which requires a change in the Applicable Eurodollar Rate Margin, the change in the Applicable Eurodollar Rate Margin shall be effective from the first day of the calendar month immediately following receipt of the Compliance Certificate (provided that the Compliance
                                                 --------
Certificate is received by the Agent no later than 3:00 P.M. New York City time at least one (1) Business Day prior to the first day of such calendar month) until the next such date on which the Applicable Eurodollar Rate Margin is subject to change following the delivery of (or failure to deliver) a Compliance Certificate showing an increase or decrease in the Interest Coverage Ratio which requires a change in the Applicable Eurodollar Rate Margin. The failure to deliver any Compliance Certificate by the date required under the Credit Agreement (after giving effect to any applicable grace period) shall automatically cause the Applicable Eurodollar Rate Margin to be the maximum per
                                                                            ---
annum rate for the applicable period described in clause (a) or (b) above, as
-----                                             ----------    ---
applicable, effective as of the first day of the calendar month immediately following the date on which the delivery of the Compliance Certificate was otherwise required.

                                     -I-2-

                                   EXHIBIT II
                                       TO
                  THIRD AMENDMENT, CONSENT AND LIMITED WAIVER



                 New Definition of Applicable Prime Rate Margin
                 ----------------------------------------------


          Applicable Prime Rate Margin means (a) from the Third Amendment
          ----------------------------
Effective Date until the first anniversary of the Effective Date, a rate per
                                                                         ---
annum equal to 0.25%, provided that if the Interest Coverage Ratio for the
-----                 --------
applicable period ending on the then most recent Quarterly Determination Date (as shown on the quarterly Compliance Certificate delivered pursuant to Section
                                                                        -------
7.1(c)) is within the ranges set out below and no Default or Event of Default
------
exists as of such Quarterly Determination Dates, the Applicable Prime Rate Margin shall be the per annum rate set out opposite the applicable range
                    --- -----
indicated below:

 ==============================================
 INTEREST COVERAGE RATIO      APPLICABLE PRIME
                                RATE MARGIN
 ----------------------------------------------
    Greater than 3.5:1                    -0-
    and not more than
    4.0:1
    ------------------------------------------
    Greater than 4.0:1                  (0.25%)
    ==========================================

and (b) from and after the first anniversary of the Effective Date, a rate per
                                                                           ---
annum equal to 0.50%, provided that if the Interest Coverage Ratio for the
-----                 --------
applicable period ending on the then most recent Quarterly Determination Date (as shown on the quarterly Compliance Certificate delivered pursuant to Section
                                                                        -------
7.1(c)) is within the ranges set out below and no Default or Event of Default
------
exists as of such Quarterly Determination Date, the Applicable Prime Rate Margin shall be the per annum rate set out opposite the applicable range indicated
             --- -----
below:

 ===========================================
   INTEREST COVERAGE        APPLICABLE PRIME
         RATIO                 RATE MARGIN
 -------------------------------------------

   Greater than 3.0:1                   .25%
   and not more than
   3.5:1
   -----------------------------------------
   Greater than 3.5:1                   -0-
   and not more than
   4.0:1
   -----------------------------------------
   Greater than 4.0:1                 (0.25%)
   =========================================

In the event of the delivery of a Compliance Certificate showing an increase or decrease in the Interest Coverage Ratio which requires a change in the Applicable Prime Rate Margin, the change in the Applicable Prime Rate Margin shall be effective from the first day of the calendar month immediately following receipt of the Compliance Certificate (provided that the Compliance
                                                 --------
Certificate is received by the Agent no later than 3:00 P.M. New York City time at least one (1) Business Day prior to the first day of such calendar month) until the next such date on which the Applicable Prime Rate Margin is subject to change following the delivery of (or failure to deliver) a Compliance Certificate showing an increase or decrease in the Interest Coverage Ratio which requires a change in the Applicable Prime Rate Margin. The failure to deliver any Compliance Certificate by the date required under the Credit Agreement (after giving effect to any applicable grace period) shall automatically cause the Applicable Prime Rate Margin to be the maximum per annum rate for the
                                                   --- -----
applicable period described in clause (a) or (b) above, as applicable, effective
                               ----------    ---
as of the first day of the calendar month immediately following the date on which the delivery of the Compliance Certificate was otherwise required.

                                    -II-2-

                                  EXHIBIT III
                                       TO
                  THIRD AMENDMENT, CONSENT AND LIMITED WAIVER


                        New Annex I to Credit Agreement
                        -------------------------------

                                    ANNEX I
                                    -------

                         LENDERS AND COMMITMENT AMOUNTS
                      AS OF THIRD AMENDMENT EFFECTIVE DATE

Name and Address of Lender                            Commitment
--------------------------                            ----------
BT Commercial Corporation                           $122,500,000.00

Domestic and Eurodollar Lending Offices:

     14 Wall Street, 3rd Floor
     New York, New York 10005
     Attention:  Bharathi Baliga
     Telecopy No:  212-618-2428


The CIT Group/Business Credit, Inc.                 $26,500,000.00

Domestic and Eurodollar Lending Offices:

     300 South Grand Avenue
     Los Angeles  CA  90071
     Attention:  Evelyn Lopez
     Telecopier No:  213-613-2588


Congress Financial Corporation (Western)            $20,000,000.00

Domestic and Eurodollar Lending Offices:

     225 South Lake Avenue, Suite 1000
     Pasadena  CA  91101
     Attention:  Victor Hardies
     Telecopy No:  818-304-4949


Deutsche Financial Services Corporation             $15,000,000.00

Domestic and Eurodollar Lending Offices:

     1633 Des Peres Road, Suite 305
     St. Louis, Missouri 63131
     Attention:  Vice President,
                 Corporate Lending Unit
     Telecopy No:  314-909-0307

Gibraltar Corporation of America              $13,500,000.00

Domestic and Eurodollar Lending Offices:

     546 Fifth Avenue - Floor 20
     New York  NY  10036
     Attention:  Irwin Schwartz
     Telecopier No:  212-695-2007


IBJ Schroder Bank & Trust Company             $20,000,000.00

Domestic and Eurodollar Lending Offices:

     One State Street
     New York  NY  10004
     Attention:  Thomas M. Bayer
     Telecopier No:  212-858-2151


LaSalle National Bank, N.A.                   $17,500,000.00

Domestic and Eurodollar Lending Offices:

     135 South LaSalle Street, Suite 425
     Chicago, Illinois 60603
     Attention:  Christopher Clifford
     Telecopier No:  312-750-6450


NationsBank of Texas, N.A.                    $15,000,000.00

Domestic and Eurodollar Lending Offices:

     901 Main Street, 6th Floor
     Dallas, Texas 75202
     Attention: Mark King
     Telecopy No.: 214-508-3501


Sanwa Bank California                         $20,000,000.00

Domestic and Eurodollar Lending Offices:

     601 South Figueroa Street
     Los Angeles, California 90017
     Attention:  Robert G. Moore
     Telecopy No: 213-896-7090

                                    -III-2-

Sumitomo Bank of California                  $15,000,000.00

Domestic and Eurodollar Lending Offices:

     611 West Sixth Street, Suite 3900
     Los Angeles, California 90017
     Attention:  Matthew R. Van Steenhuyse
     Telecopy No:  213-622-1385


Union Bank of California, N.A.               $15,000,000.00

Domestic and Eurodollar Lending Offices:

     Commercial Finance Division
     70 South Lake Avenue
     Suite 900
     Pasadena, California 91101
     Attention:  Paul A. Rand
     Telecopy No: 818-304-1845



     Total Commitments:                      $300,000,000.00
                                             ===============

                                    -III-3-